SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                        FORM 8-K

                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

Date of report (date of earliest event reported):               July 16, 1997

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                   Pennsylvania Enterprises, Inc. Employees' Savings Plan
                  (Exact name of registrant as specified in its charter

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        Pennsylvania                    0-7812                      23-1920170
(State or other jurisdiction)  (Commission File Number)  (IRS Employer Identification No.)


    One PEI Center, Wilkes-Barre, Pennsylvania                             18711-0601
(Address of principal executive offices)                                   (Zip Code)


Registrant's telephone number, including area code: (717)829-8843


                                     Not Applicable
              (Former name or former address, if changed since last report)















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                           The Index to Exhibits is on Page 5
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Item 4.  Changes in Registrant's Certifying Accountant

(a)   Previous independent accountants

      (i)    On July 16,  1997,  the  Pennsylvania  Enterprises, Inc. Employees'
             Savings  Plan  dismissed   Parente,   Randolph,  Orlando,  Carey  &
             Associates as its independent accountants.

      (ii) The reports of Parente, Randolph, Orlando, Carey & Associates on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

      (iii) The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

      (iv) In connection with its audits for the two most recent fiscal years and through August 1, 1997, there have been no disagreements with
             Parente, Randolph, Orlando, Carey & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Parente, Randolph, Orlando, Carey & Associates would have caused them to make reference thereto in their report on the financial statements for such years.

      (v) During the two most recent fiscal years and through August 1, 1997, there have been no reportable events (as defined in Regulation S-K
             Item 304(a)(1)(v)).

      (vi) The Registrant has requested that Parente, Randolph, Orlando, Carey & Associates furnish it with a letter stating whether or not it agrees with the above statements. A copy of such letter, dated August 1, 1997, is filed as Exhibit 16-1 to this Form 8-K.

(b)   New independent accountants

      (i) The Registrant engaged Kronick Kalada Berdy & Co. as its new independent accountants as of July 16, 1997. During the two most recent fiscal years and through July 16, 1997, the Registrant has not consulted with Kronick Kalada Berdy & Co. regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Kronick Kalada Berdy & Co. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
             Item 304(a)(1)(v) of Regulation S-K.





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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit  16-1  -  Letter  from   Parente,  Randolph,  Orlando,  Carey  &
             Associates dated August  1,  1997,  regarding  the change in independent accountants.



















































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                                      SIGNATURE
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         Pursuant to the requirements  of  the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  August 1, 1997                       PENNSYLVANIA ENTERPRISES, INC.
                                             EMPLOYEES' SAVINGS PLAN


                                             By:      /s/ Thomas J. Ward
                                                 Name:    Thomas J. Ward
                                                 Title:   Vice President,
                                                          Administrative Services
                                                          and Secretary











































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                                  Index to Exhibits

Exhibit
Number                               Description
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(16) Letter Re Change In Certifying Accountant

  16-1  Letter dated as of August 1,  1997,  from Parente, Randolph, Orlando, Carey &
        Associates regarding the change in independent accountants -- filed herewith.

















































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